Exhibit 10.4

AMENDMENT NO. 1 TO EXCHANGE AGREEMENT

This AMENDMENT NO. 1 TO EXCHANGE AGREEMENT, dated as of August [    ], 2015 (this “Amendment”) is entered into by and among Summit Materials, Inc., a Delaware corporation (the “Corporation”), Summit Materials Holdings L.P., a Delaware limited partnership (“Summit Holdings”), and each of the other parties identified on the signature pages hereto (the “Financial Sponsor Holders”). This Amendment is an amendment to the Exchange Agreement, dated as of March 11, 2015 (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS:

WHEREAS, the Exchange Agreement provides that it may be amended by the affirmative vote or written consent of each of (i) the Corporation, (ii) Summit Holdings, (iii) LP Unitholders holding a majority of the then outstanding LP Units (excluding LP Units held by the Corporation) and (iv) for so long as the Financial Sponsor Holders collectively own, in the aggregate, at least 5% of the outstanding LP Units, each of the Financial Sponsor Holders; and

WHEREAS, the Financial Sponsor Holders hold more than a majority of the outstanding LP Units (excluding LP Units held by the Corporation) as of the date hereof.

NOW THEREFORE, in consideration of the premises and agreements hereinafter set forth, the parties hereto hereby each consent in writing to and agree as follows:

Section 1. Amendment. The Agreement is hereby amended to insert the following as a new clause (h) to Section 2.1 of the Agreement:

“(h) Purchases by the Corporation and/or its subsidiaries of LP Units (including, without limitation, in connection with a “synthetic secondary” offering) shall for purposes of this Agreement constitute transfers to the Corporation in accordance with this Agreement.”

Section 2. Status. This Amendment amends the Agreement, but only to the extent expressly set forth herein. All other provisions of the Agreement remain in full force and effect.

Section 3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Section 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

Section 5. Facsimile Execution. Facsimile signatures on counterparts of this Amendment are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution, and this Amendment shall be deemed as executed when an executed facsimile hereof is transmitted by a party to any other party.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

Corporation:

SUMMIT MATERIALS, INC.

By:
Name:	Thomas W. Hill
Title:	Chief Executive Officer

Summit Holdings:

SUMMIT MATERIALS HOLDINGS L.P.

By: SUMMIT MATERIALS, INC., its general partner

By:
Name:	Thomas W. Hill
Title:	Chief Executive Officer

Financial Sponsor Holders:

BLACKSTONE PARTICIPATION PARTNERSHIP (DELAWARE) V-NQ L.P.

By: BCP V-NQ GP L.L.C., its U.S. general partner

By:
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (DELAWARE) V-NQ L.P.

By: BCP V-NQ GP L.L.C., its U.S. general partner

By:
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS (DELAWARE) V-NQ L.P.

By: Blackstone Management Associates (Cayman) V-NQ L.P., its general partner

By: BCP V-NQ GP L.L.C., its U.S. general partner

By:
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS (DELAWARE) NQ V-AC L.P.

By: Blackstone Management Associates (Cayman) V-NQ L.P., its general partner

By: BCP V-NQ GP L.L.C., its U.S. general partner

By:
Name:	Neil P. Simpkins
Title:	Senior Managing Director

SUMMIT BCP INTERMEDIATE HOLDINGS L.P.

By: Summit BCP Intermediate Holdings GP, Ltd., its general partner

By:
Name:	Neil P. Simpkins
Title:	Director